UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2007
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 21, 2007, Coeur d’Alene Mines Corporation (“Coeur”), Bolnisi Gold NL (“Bolnisi”), and Palmarejo Silver and Gold Corporation (“Palmarejo”) completed the previously announced transactions whereby Coeur has acquired all the shares of Bolnisi and Palmarejo in exchange for Coeur common stock and cash, pursuant to Merger Implementation Agreements (collectively, the “Merger Implementation Agreements”), which were entered into among Coeur, Bolnisi and Palmarejo. The two transactions resulted in the issuance of approximately 272 million new shares of Coeur common stock. In addition Bolnisi and Palmarejo shareholders received a nominal cash payment equal to A$0.004 (US$0.003) per Bolnisi share and C$0.004 (US$0.003) per Palmarejo share.
     Under the terms of the transactions, Bolnisi shareholders received 0.682 Coeur shares for each Bolnisi share they owned (or, at the election of the Bolnisi shareholder, CHESS Depositary Interests representing Coeur shares), and Palmarejo shareholders received 2.715 Coeur shares for each Palmarejo share they owned.
     The foregoing descriptions of the Merger Implementation Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Implementation Agreements filed as exhibits hereto, and the copy of the press release announcing the closing of the transaction attached as Exhibit 99.1 hereto, each of which are incorporated herein by reference as though fully set forth herein.
Item 3.02 Unregistered Sales of Equity Securities
     As indicated in Item 2.01 above, the merger consideration in connection with the acquisition of all the shares of Bolnisi and Palmarejo includes approximately 272 million new shares of Coeur common stock (the “Merger Shares”). The Merger Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The acquisition of all the shares of Bolnisi pursuant to a scheme of arrangement and the acquisition of all the shares of Palmarejo not owned by Bolnisi pursuant to a plan of arrangement were each approved by the Federal Court of Australia and the Ontario Superior Court of Justice, respectively. Accordingly, the Merger Shares are exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) of the Securities Act.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
     Coeur will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.
(b)	Pro Forma Financial Information
     Coeur will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits:

Exhibit
Number	Description of Exhibit
2.1	Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated May 4, 2007)

2.2	Amending Agreement dated June 8, 2007 Relating to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated June 8, 2007)

2.3	Second Amending Agreement dated June 22, 2007 Relating to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL, as amended on June 8, 2007 (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated June 22, 2007)

2.4	Conditional extension dated September 24, 2007 to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated September 25, 2007)

2.5	Third Amending Agreement dated October 23, 2007 to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated October 29, 2007)

2.6	Fourth Amending Agreement dated December 5, 2007 to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated December 10, 2007)

2.7	Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated May 4, 2007)

2.8	Extension dated September 24, 2007 to Merger Implementation Agreement dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation. (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated September 25, 2007)

2.9	Amendment dated October 23, 2007 to Merger Implementation Agreement dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated October 29, 2007)

Exhibit
Number	Description of Exhibit
2.10	Second Amendment dated December 4, 2007 to Merger Implementation Agreement dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated December 10, 2007)

99.1	Press Release, dated December 21, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: December 28, 2007	By:	/s/ James A. Sabala
		Name:	James A. Sabala
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
2.1	Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated May 4, 2007)

2.2	Amending Agreement dated June 8, 2007 Relating to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated June 8, 2007)

2.3	Second Amending Agreement dated June 22, 2007 Relating to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL, as amended on June 8, 2007 (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated June 22, 2007)

2.4	Conditional extension dated September 24, 2007 to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated September 25, 2007)

2.5	Third Amending Agreement dated October 23, 2007 to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated October 29, 2007)

2.6	Fourth Amending Agreement dated December 5, 2007 to Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated December 10, 2007)

2.7	Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation (Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K dated May 4, 2007)

2.8	Extension dated September 24, 2007 to Merger Implementation Agreement dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation. (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated September 25, 2007)

2.9	Amendment dated October 23, 2007 to Merger Implementation Agreement dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated October 29, 2007)

Exhibit
Number	Description of Exhibit
2.10	Second Amendment dated December 4, 2007 to Merger Implementation Agreement dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation (Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K dated December 10, 2007)

99.1	Press Release, dated December 21, 2007

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